Long-Term Debt	6 Months Ended	12 Months Ended
	Mar. 30, 2013	Sep. 29, 2012
Long-Term Debt
6.	Long-Term Debt

Long-term debt consists of the following:

	Maturity Date	March 30, 2013	September 29, 2012
Term loan	April 2015	$1,128	$1,134
Term loan	February 2020	1,400	—
Revolving line of credit	June 2016	51	73
9 1/2% Second Priority Senior Secured Notes	May 2018	500	500
9 3/4% Second Priority Senior Secured Notes	January 2021	800	800
Senior Unsecured Term Loan	June 2014	18	39
Retired debt		—	1,845
Debt discount, net		(8)	(11)
Capital leases and other	Various	110	91

		3,999	4,471
Less current portion of long-term debt		(57)	(40)

		$3,942	$4,431

The Company’s senior secured credit facilities consist of $2.5 billion term loan and $650 million asset based revolving line of credit. The availability under the revolving line of credit is the lesser of $650 million or based on a defined borrowing base which is calculated based on available accounts receivable and inventory. The revolving line of credit allows up to $130 million of letters of credit to be issued instead of borrowings under the revolving line of credit. At March 30, 2013, the Company had $51 million outstanding on the revolving credit facility, $43 million outstanding letters of credit and a $38 million borrowing base reserve providing unused borrowing capacity of $518 million under the revolving line of credit. The Company was in compliance with all covenants as of March 30, 2013.

In October 2012, the Company filed an initial public offering and sold 29,411,764 shares of common stock at $16.00 per share. Proceeds, net of transaction fees, of $438 million and cash from operations were used to repurchase $455 million of 11% Senior Subordinated Notes.

In December 2012, BP Parallel LLC, invested $21 million to purchase assignments at then-prevailing market prices of $21 million of principal of the Senior Unsecured Term Loan.

In February 2013, the Company entered into an incremental assumption agreement to increase the commitments under Berry Plastics Corporation’s existing term loan credit agreement by $1.4 billion. Berry Plastics Corporation borrowed loans in an aggregate principal amount equal to the full amount of the commitments on such date. The incremental term loans bear interest at LIBOR plus 2.50% per annum with a LIBOR floor of 1.00%, mature in February 2020 and are subject to customary amortization. The proceeds from the incremental term loan, in addition to borrowings under the revolving credit facility, were used to (a) satisfy and discharge all of Berry Plastics Corporation’s outstanding (i) Second Priority Senior Secured Floating Rate Notes due 2014, (ii) First Priority Senior Secured Floating Rate Notes due 2015, (iii) 10 1/4% Senior Subordinated Notes due 2016 and (iv) 8 1/4% First Priority Senior Secured Notes due 2015, which, in each case, were called for redemption in February 2013 and the related indentures and (b) pay related fees and expenses. The Company recognized a $48 million loss on extinguishment of debt related to this debt refinancing.

3.	Long-Term Debt

Long-term debt consists of the following as of fiscal year-end 2012 and 2011:

	Maturity Date	2012	2011
Term loan	April 2015	$1,134	$1,146
Revolving line of credit	June 2016	73	195
First Priority Senior Secured Floating Rate Notes	February 2015	681	681
8 1/4% First Priority Notes	November 2015	370	370
Second Priority Senior Secured Floating Rate Notes	September 2014	210	210
9 1/2% Second Priority Notes	May 2018	500	500
Senior Unsecured Term Loan	June 2014	39	56
9 3/4% Second Priority Notes	January 2021	800	800
10 1/4% Senior Subordinated Notes	March 2016	127	127
11% Senior Subordinated Notes	September 2016	455	455
Debt discount, net		(9)	(13)
Capital leases and other	Various	91	100

		4,471	4,627
Less current portion of long-term debt		(40)	(46)

		$4,431	$4,581

Berry Plastics Corporation Senior Secured Credit Facility

In fiscal 2007, the Berry Plastics Corporation entered into senior secured credit facilities that include a term loan in the principal amount of $1,200 term loan and a revolving credit facility (“Credit Facility”), which was amended in June 2011 to increase the commitments under its revolving credit facility by $150 to a total of $650 and extended the maturity to June 2016, subject to certain conditions. The Credit Facility provides borrowing availability equal to the lesser of (a) $650 or (b) the borrowing base, which is a function, among other things, of the Company’s accounts receivable and inventory.

The borrowings under the senior secured credit facilities bear interest at a rate equal to an applicable margin plus, as determined at the Company’s option, either (a) a base rate determined by reference to the higher of (1) the prime rate of Credit Suisse, Cayman Islands Branch, as administrative agent, in the case of the term loan facility or Bank of America, N.A., as administrative agent, in the case of the revolving credit facility and (2) the U.S. federal funds rate plus 1/2 of 1% or (b) LIBOR (0.36% for the term loan as of fiscal 2012) determined by reference to the costs of funds for eurodollar deposits in dollars in the London interbank market for the interest period relevant to such borrowing Bank Compliance for certain additional costs. The applicable margin for LIBOR rate borrowings under the revolving credit facility range from 1.75% to 2.25% and for the term loan is 2.00%. The initial applicable margin for base rate borrowings under the revolving credit facility is 0% and under the term loan is 1.00%.

The term loan facility requires minimum quarterly principal payments of $3 for the first eight years, which commenced in June 2007, with the remaining amount payable in April 2015. In addition, the Company must prepay the outstanding term loan, subject to certain exceptions, with (1) beginning with the Company’s first fiscal year after the closing, 50% (which percentage is subject to a minimum of 0% upon the achievement of certain leverage ratios) of excess cash flow (as defined in the credit agreement); and (2) 100% of the net cash proceeds of all non-ordinary course asset sales and casualty and condemnation events, if the Company does not reinvest or commit to reinvest those proceeds in assets to be used in its business or to make certain other permitted investments within 15 months, subject to certain limitations.

In addition to paying interest on outstanding principal under the senior secured credit facilities, the Company is required to pay a commitment fee to the lenders under the revolving credit facilities in respect of the unutilized commitments thereunder at a rate equal to 0.375% to 0.50% per annum depending on the average daily available unused borrowing capacity. The Company also pays a customary letter of credit fee, including a fronting fee of 0.125% per annum of the stated amount of each outstanding letter of credit, and customary agency fees.

The Company may voluntarily repay outstanding loans under the senior secured credit facilities at any time without premium or penalty, other than customary “breakage” costs with respect to eurodollar loans. The senior secured credit facilities contain various restrictive covenants that, among other things and subject to specified exceptions, prohibit the Company from prepaying other indebtedness, and restrict its ability to incur indebtedness or liens, make investments or declare or pay any dividends. All obligations under the senior secured credit facilities are unconditionally guaranteed by the Company and, subject to certain exceptions, each of the Company’s existing and future direct and indirect domestic subsidiaries. The guarantees of those obligations are secured by substantially all of the Company’s assets as well as those of each domestic subsidiary guarantor.

The Company’s fixed charge coverage ratio, as defined in the revolving credit facility, is calculated based on a numerator consisting of adjusted EBITDA less pro forma adjustments, income taxes paid in cash and capital expenditures, and a denominator consisting of scheduled principal payments in respect of indebtedness for borrowed money, interest expense and certain distributions. We are obligated to sustain a minimum fixed charge coverage ratio of 1.0 to 1.0 under the revolving credit facility at any time when the aggregate unused capacity under the revolving credit facility is less than 10% of the lesser of the revolving credit facility commitments and the borrowing base (and for 10 business days following the date upon which availability exceeds such threshold) or during the continuation of an event of default. At the end of fiscal 2012, the Company had unused borrowing capacity of $426 under the revolving credit facility subject to a borrowing base and thus was not subject to the minimum fixed charge coverage ratio covenant. The fixed charge ratio was 1.7 to 1.0, at the end of fiscal 2012.

Despite not having financial maintenance covenants, our debt agreements contain certain negative covenants. The failure to comply with these negative covenants could restrict our ability to incur additional indebtedness, effect acquisitions, enter into certain significant business combinations, make distributions or redeem indebtedness. The term loan facility contains a negative covenant first lien secured leverage ratio covenant of 4.0 to 1.0 on a pro forma basis for a proposed transaction, such as an acquisition or incurrence of additional first lien debt. Our first lien secured leverage ratio was 2.8 to 1.0 at the end of fiscal 2012.

As of fiscal 2012, there was $73 outstanding on the revolving line of credit and $50 in letters of credit outstanding. As of fiscal 2012, the Company had unused borrowing capacity of $426 under the revolving line of credit subject to the Company’s borrowing base calculations.

Future maturities of long-term debt as of fiscal year-end 2012 are as follows:

2013	$40
2014	281
2015	1,813
2016	1,035
2017	4
Thereafter	1,307

$4,480

Interest paid was $288, $300, and $244 in fiscal 2012, 2011, and 2010, respectively.

In October 2012, the Company filed an initial public offering and sold 29,411,764 shares of common stock at $16.00 per share. Proceeds, net of underwriting fees, of $444 and cash from operations were used to repurchase $455 of 11% Senior Subordinated Notes due September 2016.

In fiscal 2012 and 2010, BP Parallel LLC (“BP Parallel”), a non-guarantor subsidiary of the Company, invested $4 and $25 to purchase assignments from non-affiliated third parties at then-prevailing market prices of $5 and $33 of principal of the Senior Unsecured Term Loan, respectively. We recognized a net gain of $1 and $8 on the repurchase of the Senior Unsecured Term Loan in fiscal 2012 and 2010, respectively which is recorded in Other expense (income) in our Consolidated Statements of Operations. BP Parallel did not purchase assignments of the Senior Unsecured Term Loan in 2011.